DELAWARE GROUP GOVERNMENT FUND
Delaware Inflation Protected Bond Fund

Supplement to the Fund's Prospectuses dated December 1, 2004

(as revised May 2, 2005)

The following information supplements the section entitled "Certain management considerations" in the Fund's Prospectuses:

Investments by funds of funds and investment vehicles that operate similarly to funds of funds.

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

This Supplement is dated August 8, 2005.